UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) October 26, 2004


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     001-10607                 36-2678171
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition
            ----------------------------------------------

On October 26, 2004, Old Republic International Corporation announced the results of its operations and its financial condition for the quarter ended September 30, 2004. The full text of the earnings release is included as Exhibit
99.1 hereto.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            99.1  Earnings Release dated October 26, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     OLD REPUBLIC INTERNATIONAL CORPORATION
                                     Registrant



 Date: October 26, 2004              By:/s/ A.C. Zucaro
                                        -----------------------------------
                                        A.C. Zucaro
                                        Chairman and Chief Executive Officer
                                        and Interim Principal Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Earnings Release dated October 26, 2004.